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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM T-1
STATEMENT OF ELIGIBILITY
UNDER THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE
CHECK IF AN APPLICATION TO DETERMINE
ELIGIBILITY OF A TRUSTEE PURSUANT TO
SECTION 305(b)(2)
___________________________
THE BANK OF NEW YORK MELLON
(Exact name of trustee as specified in its charter)

New York (Jurisdiction of incorporation if not a U.S. national bank)	13-5160382 (I.R.S. employer identification no.)
240 Greenwich Street, New York, N.Y. (Address of principal executive offices)	10286 (Zip code)

___________________________
Toll Brothers Finance Corp.
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	23-3097271 (I.R.S. employer identification no.)
1140 Virginia Drive Fort Washington, Pennsylvania (Address of principal executive offices)	19034 (Zip code)

First Huntingdon Finance Corp.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	23-2485787 (I.R.S. employer identification no.)
1140 Virginia Drive Fort Washington, Pennsylvania (Address of principal executive offices)	19034 (Zip code)

Toll Corp.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	23-2485860 (I.R.S. employer identification no.)
1140 Virginia Drive Fort Washington, Pennsylvania (Address of principal executive offices)	19034 (Zip code)

Toll Brothers, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	23-2416878 (I.R.S. employer identification no.)
1140 Virginia Drive Fort Washington, Pennsylvania (Address of principal executive offices)	19034 (Zip code)

TABLE OF ADDITIONAL REGISTRANTS

Exact Name of Registrant As Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
Dominion III Corp.	Delaware	82-2816173
ESE Consultants, Inc.	Delaware	23-2432981
First Brandywine Investment Corp. IV	Delaware	61-1443340
HQZ Acquisitions, Inc.	Michigan	38-3149633
PRD Investors, Inc.	Delaware	46-5522455
Shapell Homes, Inc.	Delaware	94-3490626
Shapell Industries, Inc.	Delaware	95-2578030
TB Proprietary Corp.	Delaware	23-2485790
The Silverman Building Companies, Inc.	Michigan	38-3075345
Toll Architecture I, P.A.	Delaware	20-4889260
Toll Architecture, Inc.	Delaware	20-3532291
Toll Bros. of Arizona, Inc.	Arizona	23-2906398
Toll Bros. of North Carolina, Inc.	North Carolina	23-2777389

Exact Name of Registrant As Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
Toll Bros. of North Carolina II, Inc.	North Carolina	23-2990315
Toll Bros., Inc.	Pennsylvania	23-2417123
Toll Brothers AZ Construction Company	Arizona	23-2832024
Toll Brothers Canada USA, Inc.	Delaware	61-1756936
Toll Brothers Real Estate, Inc.	Pennsylvania	23-2417116
Toll CA Holdings, Inc.	Delaware	45-4751630
Toll Golden Corp.	Delaware	56-2489904
Toll Holdings, Inc.	Delaware	23-2569047
Toll MI VII Corp.	Michigan	82-0747100
Toll Mid-Atlantic V Corp.	Delaware	83-0554961
Toll Mid-Atlantic LP Company, Inc.	Delaware	57-1195257
Toll NJX-I Corp.	Delaware	51-0413821
Toll Northeast Building Inc.	Delaware	93-2778414
Toll Northeast V Corp.	Delaware	83-2248031
Toll Northeast LP Company, Inc.	Delaware	57-1195250
Toll Northeast Services, Inc.	Delaware	20-3714378

Exact Name of Registrant As Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
Toll NV GP Corp.	Nevada	23-2928710
Toll Realty Holdings Corp. I	Delaware	23-2954512
Toll Realty Holdings Corp. II	Delaware	23-2954511
Toll Southeast LP Company, Inc.	Delaware	57-1195213
Toll Southeast Inc.	Delaware	83-4107991
Toll SW Holding I Corp.	Nevada	26-3753963
Toll VA GP Corp.	Delaware	23-2551790
Toll West Inc.	Delaware	83-3070946
Toll WV GP Corp.	West Virginia	20-3337780
Upper K Investors, Inc.	Delaware	46-5531792
Ashford Land Company, L.P.	Delaware	20-8437831
Audubon Ridge, L.P.	Pennsylvania	23-2668976
Belmont Land, L.P.	Virginia	23-2810333
Binks Estates Limited Partnership	Florida	23-2796300
Broad Run Associates, L.P.	Pennsylvania	23-2979479
Byers Commercial LP	Pennsylvania	20-1606337

Exact Name of Registrant As Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
CC Estates Limited Partnership	Massachusetts	23-2748927
Coleman-Toll Limited Partnership	Nevada	23-2928708
Dominion Country Club, L.P.	Virginia	23-2984309
Estates at Princeton Junction, L.P.	New Jersey	23-2760779
Fairfax Investment, L.P.	Virginia	23-2982190
First Brandywine Partners, L.P.	Delaware	51-0385730
Hoboken Land LP	New Jersey	20-1466751
Hockessin Chase, L.P.	Delaware	23-2944970
Laurel Creek, L.P.	New Jersey	23-2796297
Loudoun Valley Associates, L.P.	Virginia	23-3025878
NC Country Club Estates Limited Partnership	North Carolina	23-2917299
Porter Ranch Development Co.	California	95-2952018
Sorrento at Dublin Ranch I LP	California	20-3337641
Sorrento at Dublin Ranch III LP	California	20-3337665
South Riding, L.P.	Virginia	23-2994369
Southport Landing Limited Partnership	Connecticut	23-2784609

Exact Name of Registrant As Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
Stone Mill Estates, L.P.	Pennsylvania	23-3013974
Swedesford Chase, L.P.	Pennsylvania	23-2939504
TBI/Palm Beach Limited Partnership	Florida	23-2891601
The Bird Estate Limited Partnership	Massachusetts	23-2883360
Toll at Brier Creek Limited Partnership	North Carolina	23-2954264
Toll at Westlake, L.P.	New Jersey	23-2963549
Toll at Whippoorwill, L.P.	New York	23-2888554
Toll Brooklyn L.P.	New York	20-1941153
Toll Brothers AZ Limited Partnership	Arizona	23-2815685
Toll CA, L.P.	California	23-2963547
Toll CA II, L.P.	California	23-2838417
Toll CA III, L.P.	California	23-3031827
Toll CA IV, L.P.	California	23-3029688
Toll CA V, L.P.	California	23-3091624
Toll CA VI, L.P.	California	23-3091657
Toll CA VII, L.P.	California	20-1972440

Exact Name of Registrant As Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
Toll CA VIII, L.P.	California	20-2328888
Toll CA IX, L.P.	California	20-3454571
Toll CA X, L.P.	California	20-3454613
Toll CA XI, L.P.	California	20-3532036
Toll CA XII, L.P.	California	20-3733386
Toll CA XIX, L.P.	California	20-5853968
Toll CA XX, L.P.	California	47-3678669
Toll CO, L.P.	Colorado	23-2978294
Toll CO II, L.P.	Colorado	46-1812136
Toll CO III, L.P.	Colorado	47-2088497
Toll CT Limited Partnership	Connecticut	23-2963551
Toll CT II Limited Partnership	Connecticut	23-3041974
Toll CT III Limited Partnership	Connecticut	27-3790650
Toll CT IV Limited Partnership	Connecticut	45-4291419
Toll DE LP	Delaware	20-0660934
Toll DE II LP	Delaware	26-1358236

Exact Name of Registrant As Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
Toll Estero Limited Partnership	Florida	72-1539292
Toll FL Limited Partnership	Florida	23-3007073
Toll FL II Limited Partnership	Florida	73-1657686
Toll FL III Limited Partnership	Florida	20-0135814
Toll FL IV Limited Partnership	Florida	20-1158717
Toll FL V Limited Partnership	Florida	20-2862720
Toll FL VI Limited Partnership	Florida	20-3161585
Toll FL VII Limited Partnership	Florida	20-3482591
Toll FL VIII Limited Partnership	Florida	20-4232188
Toll FL X Limited Partnership	Florida	27-1476302
Toll FL XII Limited Partnership	Florida	46-5669537
Toll FL XIII Limited Partnership	Florida	47-2556249
Toll GA LP	Georgia	20-5854013
Toll Grove LP	New Jersey	20-0215496
Toll Hudson LP	New Jersey	20-0465460
Toll IL HWCC, L.P.	Illinois	75-2985312

Exact Name of Registrant As Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
Toll IL, L.P.	Illinois	23-2963552
Toll IL II, L.P.	Illinois	23-3041962
Toll IL III, L.P.	Illinois	03-0382404
Toll IL IV, L.P.	Illinois	20-3733446
Toll IL WSB, L.P.	Illinois	20-1000885
Toll Jacksonville Limited Partnership	Florida	20-0204373
Toll Land IV Limited Partnership	New Jersey	23-2737490
Toll Land V Limited Partnership	New York	23-2796637
Toll Land VI Limited Partnership	New York	23-2796640
Toll Land X Limited Partnership	Virginia	23-2774670
Toll Land XI Limited Partnership	New Jersey	23-2796302
Toll Land XV Limited Partnership	Virginia	23-2810342
Toll Land XVI Limited Partnership	New Jersey	23-2810344
Toll Land XVIII Limited Partnership	Connecticut	23-2833240
Toll Land XIX Limited Partnership	California	23-2833171
Toll Land XX Limited Partnership	California	23-2838991

Exact Name of Registrant As Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
Toll Land XXII Limited Partnership	California	23-2879949
Toll Land XXIII Limited Partnership	California	23-2879946
Toll Land XXV Limited Partnership	New Jersey	23-2867694
Toll MA Land Limited Partnership	Massachusetts	20-4889176
Toll MA Land III Limited Partnership	Massachusetts	81-4230212
Toll MD AF Limited Partnership	Maryland	23-2740412
Toll MD Limited Partnership	Maryland	23-2963546
Toll MD II Limited Partnership	Maryland	23-2978195
Toll MD III Limited Partnership	Maryland	23-3044366
Toll MD IV Limited Partnership	Maryland	71-0890813
Toll MD V Limited Partnership	Maryland	81-0610742
Toll MD VI Limited Partnership	Maryland	20-1756721
Toll MD VII Limited Partnership	Maryland	20-2101938
Toll MD VIII Limited Partnership	Maryland	20-3675884
Toll MD X Limited Partnership	Maryland	20-5469282
Toll MD XI Limited Partnership	Maryland	20-8406566

Exact Name of Registrant As Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
Toll MI Limited Partnership	Michigan	23-2999200
Toll MI II Limited Partnership	Michigan	23-3015611
Toll MI III Limited Partnership	Michigan	23-3097778
Toll MI IV Limited Partnership	Michigan	20-1501161
Toll MI V Limited Partnership	Michigan	20-2489523
Toll MI VI Limited Partnership	Michigan	47-2837197
Toll MN, L.P.	Minnesota	20-0099987
Toll MN II, L.P.	Minnesota	20-4804528
Toll Naval Associates	Pennsylvania	23-2454576
Toll NC, L.P.	North Carolina	20-2087335
Toll NC II LP	North Carolina	20-5208447
Toll NC III LP	North Carolina	27-1931828
Toll NJ, L.P.	New Jersey	23-2963550
Toll NJ II, L.P.	New Jersey	23-2991953
Toll NJ III, L.P.	New Jersey	23-2993263
Toll NJ IV, L.P.	New Jersey	23-3038827

Exact Name of Registrant As Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
Toll NJ VI, L.P.	New Jersey	23-3098583
Toll NJ VII, L.P.	New Jersey	20-2635402
Toll NJ VIII, L.P.	New Jersey	20-3337736
Toll NJ XI, L.P.	New Jersey	20-5088496
Toll NJ XII LP	New Jersey	46-5647446
Toll NV Limited Partnership	Nevada	23-3010602
Toll NY L.P.	New York	20-3887115
Toll NY III L.P.	New York	26-3893230
Toll NY IV L.P.	New York	27-1500651
Toll NY V L.P.	New York	47-3281922
Toll Orlando Limited Partnership	Florida	20-2862679
Toll PA Development LP	Pennsylvania	47-3741797
Toll PA Management LP	Pennsylvania	47-3751893
Toll PA, L.P.	Pennsylvania	23-2879956
Toll PA II, L.P.	Pennsylvania	23-3063349
Toll PA III, L.P.	Pennsylvania	23-3097666
Toll PA IV, L.P.	Pennsylvania	23-3097672
Toll PA VI, L.P.	Pennsylvania	47-0858909
Toll PA VIII, L.P.	Pennsylvania	20-0969010
Toll PA IX, L.P.	Pennsylvania	20-0969053
Toll PA X, L.P.	Pennsylvania	20-2172994
Toll PA XI, L.P.	Pennsylvania	20-3733420
Toll PA XII, L.P.	Pennsylvania	20-1934037
Toll PA XIII, L.P.	Pennsylvania	20-4889135
Toll PA XIV, L.P.	Pennsylvania	26-1603357
Toll PA XV, L.P.	Pennsylvania	26-1415588
Toll PA XVI, L.P.	Pennsylvania	47-1237726

Exact Name of Registrant As Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
Toll PA XVII, L.P.	Pennsylvania	47-1248397
Toll PA XVIII, L.P.	Pennsylvania	47-1051800
Toll PA XIX, L.P.	Pennsylvania	47-2858350
Toll Realty Holdings LP	Delaware	23-2954509
Toll RI, L.P.	Rhode Island	23-3020191
Toll RI II, L.P.	Rhode Island	27-0043852
Toll SC, L.P.	South Carolina	23-3094632
Toll SC II, L.P.	South Carolina	82-0574725
Toll SC III, L.P.	South Carolina	20-4249465
Toll SC IV, L.P.	South Carolina	26-2314893
Toll Stonebrae LP	California	20-3192668
Toll VA, L.P.	Virginia	23-2952674
Toll VA II, L.P.	Virginia	23-3001131
Toll VA III, L.P.	Virginia	23-3001132
Toll VA IV, L.P.	Virginia	75-2972033
Toll VA V, L.P.	Virginia	47-0887401
Toll VA VI, L.P.	Virginia	20-1972394
Toll VA VII, L.P.	Virginia	20-3675918
Toll VA VIII, L.P.	Virginia	47-1670570
Toll WV LP	West Virginia	20-4249451
Toll YL II, L.P.	California	80-0014182
Toll-Dublin, L.P.	California	23-3070669
89 Park Avenue LLC	New York	23-2796637
126-142 Morgan Street Urban Renewal LLC	New Jersey	20-5088496
1400 Hudson LLC	New Jersey	20-1466751
1451 Hudson LLC	New Jersey	20-1466751
1450 Washington LLC	New Jersey	20-1466751
1500 Garden St. LLC	New Jersey	20-1466751
352 Marin LLC	New Jersey	57-1195250
700 Grove Street Urban Renewal LLC	New Jersey	20-0215496
Arbor Hills Development LLC	Michigan	20-1501161
Arbors Porter Ranch, LLC	California	95-2952018
Belmont Country Club I LLC	Virginia	23-2810333
Belmont Country Club II LLC	Virginia	23-2810333
Block 255 LLC	New Jersey	20-1466751
Block 268 LLC	New Jersey	20-1466751

Exact Name of Registrant As Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
Brier Creek Country Club I LLC	North Carolina	23-2954264
Brier Creek Country Club II LLC	North Carolina	23-2954264
Byers Commercial LLC	Delaware	23-3063349
Component Systems I LLC	Delaware	23-2417123
Component Systems II LLC	Delaware	23-2417123
CWG Construction Company LLC	New Jersey	20-1104737
Dominion Valley Country Club I LLC	Virginia	23-2984309
Dominion Valley Country Club II LLC	Virginia	23-2984309
Enclave at Long Valley I LLC	New Jersey	23-3038827
Enclave at Long Valley II LLC	New Jersey	23-3038827
Frenchman’s Reserve Realty, LLC	Florida	23-2417123
Goshen Road Land Company LLC	Pennsylvania	57-1195257
Hatboro Road Associates LLC	Pennsylvania	23-3097666
Hoboken Cove LLC	New Jersey	20-1466751
Hoboken Land I LLC	Delaware	20-1466751
Jacksonville TBI Realty LLC	Florida	23-2417123
Liseter Land Company LLC	Pennsylvania	57-1195257
Liseter, LLC	Delaware	57-1195257
LL Parcel E, LLC	New York	57-1195250
Long Meadows TBI, LLC	Maryland	23-3044366
Mizner Realty, L.L.C.	Florida	23-2417123
Morgan Street JV LLC	Delaware	20-5088496
Naples TBI Realty, LLC	Florida	23-2417123
Orlando TBI Realty LLC	Florida	23-2417123
Placentia Development Company, LLC	California	95-2578030
Plum Canyon Master LLC	Delaware	95-2578030
PRD Investors, LLC	Delaware	95-2578030
PT Maxwell Holdings, LLC	New Jersey	20-3153303
PT Maxwell, L.L.C.	New Jersey	20-3153303
Rancho Costera LLC	Delaware	95-2578030
Regency at Denville, LLC	New Jersey	23-2810344
Regency at Dominion Valley LLC	Virginia	23-2984309
Regency at Washington I LLC	New Jersey	23-3098583
Regency at Washington II LLC	New Jersey	23-3098583
Shapell Hold Properties No. 1, LLC	Delaware	95-2578030
Shapell Land Company, LLC	Delaware	95-2578030

Exact Name of Registrant As Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
SRLP II LLC	Virginia	23-2994639
Tampa TBI Realty LLC	Florida	23-2417123
TB Kent Partners LLC	Delaware	20-3887115
TB Realty Idaho LLC	Idaho	23-2417116
TB Realty Utah LLC	Utah	23-2417116
The Regency Golf Club I LLC	Virginia	23-2984309
The Regency Golf Club II LLC	Virginia	23-2984309
Toll Aster CA LLC	California	47-2583132
Toll Austin TX LLC	Texas	47-2582910
Toll Austin TX II LLC	Texas	47-2582910
Toll Austin TX III LLC	Texas	47-2582910
Toll BBC LLC	Texas	47-2582910
Toll BBC II LLC	Texas	47-2582910
Toll CA I LLC	California	23-2838417
Toll CA III LLC	California	95-2578030
Toll CA Note II LLC	California	23-2838417
Toll CO I LLC	Colorado	23-2978294
Toll Corners LLC	Delaware	23-2963551
Toll Dallas TX LLC	Texas	47-2582910
Toll EB, LLC	Delaware	23-2810344
Toll Equipment, L.L.C.	Delaware	23-2417123
Toll FL I, LLC	Florida	23-3007073
Toll FL IV LLC	Florida	20-2862720
Toll FL V LLC	Florida	27-3790713
Toll Glastonbury LLC	Connecticut	23-3041974
Toll Hamilton LLC	New Jersey	57-1195250
Toll Henderson LLC	Nevada	47-2582910
Toll Hoboken LLC	Delaware	20-0465460
Toll Houston Land LLC	Texas	47-2582910
Toll Houston TX LLC	Texas	47-2582910
Toll ID I LLC	Idaho	47-2582910
Toll IN LLC	Indiana	23-2417123
Toll Jupiter LLC	Florida	23-2569047
Toll Land VII LLC	New York	57-1195250
Toll Lexington LLC	New York	27-3767977
Toll MA Development LLC	Massachusetts	57-1195250

Exact Name of Registrant As Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
Toll MA Holdings LLC	Delaware	57-1195250
Toll MA Land II GP LLC	Delaware	57-1195250
Toll MA Management LLC	Massachusetts	57-1195250
Toll MA I LLC	Massachusetts	23-2748927
Toll MA II LLC	Massachusetts	23-2748927
Toll MA III LLC	Massachusetts	23-2748927
Toll MA IV LLC	Massachusetts	23-2748927
Toll Matawan LLC	New Jersey	57-1195250
Toll MD I, L.L.C.	Maryland	57-1195257
Toll MD II LLC	Maryland	23-2740412
Toll MD III LLC	Maryland	20-2101938
Toll MD IV LLC	Maryland	20-2101938
Toll Mid-Atlantic II LLC	Delaware	57-1195257
Toll Midwest LLC	Delaware	57-1195250
Toll Morgan Street LLC	Delaware	20-5088496
Toll NC I LLC	North Carolina	23-2917299
Toll NC IV LLC	North Carolina	20-5208447
Toll NC Note LLC	North Carolina	23-2917299
Toll NC Note II LLC	North Carolina	23-2917299
Toll NJ I, L.L.C.	New Jersey	57-1195250
Toll NJ II, L.L.C.	New Jersey	57-1195250
Toll NJ III, LLC	New Jersey	23-2417123
Toll NJ IV LLC	New Jersey	57-1195250
Toll Northeast II LLC	Delaware	57-1195250
Toll Northeast VIII LLC	Delaware	82-2816173
Toll NY II LLC	New York	57-1195250
Toll North LV LLC	Nevada	47-2582910
Toll North Reno LLC	Nevada	47-2582910
Toll NV GP I LLC	Nevada	23-2928710
Toll NV Holdings LLC	Nevada	47-2582910
Toll PA Twin Lakes LLC	Pennsylvania	57-1195257
Toll Prasada LLC	Arizona	47-2582910
Toll San Antonio TX LLC	Texas	47-2582910
Toll South LV LLC	Nevada	47-2582910
Toll South Reno LLC	Nevada	47-2582910
Toll Southeast II LLC	Delaware	57-1195213

Exact Name of Registrant As Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
Toll Southwest LLC	Delaware	47-2582910
Toll Southwest II LLC	Delaware	47-2582910
Toll Sparks LLC	Nevada	47-2582910
Toll SW Holding LLC	Nevada	26-3754027
Toll TX Note LLC	Texas	47-2582910
Toll VA III, L.L.C.	Virginia	23-2417123
Toll Van Wyck, LLC	New York	23-2796637
Toll Vanderbilt II LLC	Rhode Island	23-2569047
Toll-Dublin, LLC	California	23-3070669
Toll West Coast LLC	Delaware	47-2583132
Toll West Coast II LLC	Delaware	47-2583132
Upper K Investors, LLC	Delaware	95-2578030
Upper K-Shapell, LLC	Delaware	95-3017628
Vanderbilt Capital, LLC	Rhode Island	56-2421664

1140 Virginia Drive Fort Washington, Pennsylvania (Address of principal executive offices)	19034 (Zip code)
___________________________
Senior Debt Securities
and Guarantees of Senior Debt Securities
(Title of the indenture securities)
= = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =

1.    General information. Furnish the following information as to the Trustee:
(a)    Name and address of each examining or supervising authority to which it is subject.

Name	Address
Superintendent of the Department of Financial Services of the State of New York	One State Street, New York, N.Y. 10004-1417, and Albany, N.Y. 12223
Federal Reserve Bank of New York	33 Liberty Street, New York, N.Y. 10045
Federal Deposit Insurance Corporation	550 17th Street, NW Washington, D.C. 20429
The Clearing House Association L.L.C.	100 Broad Street New York, N.Y. 10004
(b)    Whether it is authorized to exercise corporate trust powers.
Yes.
2.    Affiliations with Obligor.
If the obligor is an affiliate of the trustee, describe each such affiliation.
None.
16.    List of Exhibits.
Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act").
1.    A copy of the Organization Certificate of The Bank of New York Mellon (formerly known as The Bank of New York, itself formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672, Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637, Exhibit 1 to Form T-1 filed with Registration Statement

No. 333-121195 and Exhibit 1 to Form T-1 filed with Registration Statement No. 333-152735).
4.    A copy of the existing By-laws of the Trustee (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-261533).
6.    The consent of the Trustee required by Section 321(b) of the Act (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-229519).
7.    A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

SIGNATURE
Pursuant to the requirements of the Act, the Trustee, The Bank of New York Mellon, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 7th day of March, 2024.
THE BANK OF NEW YORK MELLON
By: /s/ Francine Kincaid_________
Name: Francine Kincaid
Title: Vice President

EXHIBIT 7
THE BANK OF NEW YORK MELLON
of 240 Greenwich Street, New York, N.Y. 10286
And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business December 31, 2023, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

ASSETS	Dollar amounts in thousands
Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin	4,078,000
Interest-bearing balances	119,816,000
Securities:
Held-to-maturity securities	49,578,000
Available-for-sale debt securities	76,492,000
Equity securities with readily determinable fair values not held for trading…………………	0
Federal funds sold and securities purchased under agreements to resell:
Federal funds sold in domestic offices	0
Securities purchased under agreements to resell…	13,524,000
Loans and lease financing receivables:
Loans and leases held for sale…………….	0
Loans and leases held for investment…………	32,622,000
LESS: Allowance for loan and lease losses………...	285,000
Loans and leases held for investment, net of allowance	32,337,000
Trading assets	5,476,000
Premises and fixed assets (including capitalized leases)	2,754,000
Other real estate owned	2,000
Investments in unconsolidated subsidiaries and associated companies	1,560,000
Direct and indirect investments in real estate ventures ………………………………………….	0
Intangible assets………………………………….	6,934,000
Other assets	19,978,000
Total assets	332,529,000

LIABILITIES
Deposits:
In domestic offices	188,830,000
Noninterest-bearing	58,891,000
Interest-bearing	129,939,000
In foreign offices, Edge and Agreement subsidiaries, and IBFs	98,296,000
Noninterest-bearing	3,925,000
Interest-bearing	94,371,000
Federal funds purchased and securities sold under agreements to repurchase:
Federal funds purchased in domestic offices…………………………………….	0
Securities sold under agreements to repurchase	3,820,000
Trading liabilities	3,653,000
Other borrowed money: (includes mortgage indebtedness and obligations under capitalized leases)…….	1,700,000
Not applicable
Not applicable
Subordinated notes and debentures	0
Other liabilities	8,604,000
Total liabilities	304,903,000
EQUITY CAPITAL
Perpetual preferred stock and related surplus…………………………………….	0
Common stock	1,135,000
Surplus (exclude all surplus related to preferred stock)	12,224,000
Retained earnings	17,672,000
Accumulated other comprehensive income………	-3,405,000
Other equity capital components…………………	0
Total bank equity capital	27,626,000
Noncontrolling (minority) interests in consolidated subsidiaries ………………………	0
Total equity capital	27,626,000
Total liabilities and equity capital	332,529,000

I, Dermot McDonogh, Chief Financial Officer of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.
Dermot McDonogh
Chief Financial Officer
We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

Robin A. Vince Jeffrey A. Goldstein Joseph J. Echevarria	Directors